September 8, 2005



                     AGREEMENT REGARDING REGISTRATION RIGHTS
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     This is to confirm the following agreement, effective September 8, 2005 between Rapidtron, Inc., a Nevada corporation ("RAPIDTRON"), and Ceres Financial Limited, a BVI company (the "INVESTOR"), regarding that certain Registration Rights Agreement between Rapidtron and the Investor dated June 21, 2005 as amended July 29, 2005 (the "REGISTRATION RIGHTS AGREEMENT"):

          That the Company desires to grant to the Investor the registration rights set forth in the Registration Rights Agreement with respect to the common shares of Rapidtron acquirable upon conversion or exercise, respectively, of the convertible note and warrants purchased pursuant to:

               1. the Convertible Note and Warrant Purchase Agreement between Rapidtron and the Investor dated June 21, 2005 (attached as Exhibit A);

               2. the Convertible Note and Warrant Purchase Agreement between Rapidtron and the Investor dated July 29, 2005 (attached as Exhibit B); and

               3. the Convertible Note and Warrant Purchase Agreement between Rapidtron and the Investor dated September 8, 2005 (the form of which is attached as Exhibit C).

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                                 RAPIDTRON, INC.

                                                 By
                                                   -----------------------------
                                                 Its
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                                                 CERES FINANCIAL LIMITED

                                                 By
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                                                 Its
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